UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2016 (January 14, 2016)

F.N.B. CORPORATION

(Exact name of registrant as specified in its charter)

Florida
(State or other jurisdiction of incorporation)

001-31940	25-1255406
(Commission File Number)	(IRS Employer Identification No.)

One North Shore Center, 12 Federal Street Pittsburgh, Pennsylvania	15212
(Address of Principal Executive Offices)	(Zip Code)

(800) 555-5455

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

A special meeting of the shareholders of F.N.B. Corporation was held on January 14, 2016, at which the holders of F.N.B. common stock entitled to vote at such meeting approved the two matters listed below. The final voting results for each such matter are also provided below.

Proposal 1 –	Approval of the issuance of F.N.B. common stock pursuant to the Agreement and Plan of Merger, dated as of August 4, 2015, between F.N.B. Corporation and Metro Bancorp, Inc. (the “stock issuance proposal”).

For	Against	Abstain	Broker Non-Votes
133,455,819	846,859	717,102	0

Proposal 2 –	Approval of one or more adjournments of the special meeting, if necessary or appropriate, to solicit additional proxies in favor of approval of the stock issuance proposal.

For	Against	Abstain	Broker Non-Votes
119,241,335	15,005,724	772,721	0

Item 8.01	Other Events.

On January 14, 2016, F.N.B. and Metro Bancorp, Inc. issued a joint press release announcing that, at the special meeting of shareholders held that day by each of Metro Bancorp, Inc. and F.N.B., respectively, the shareholders of Metro had approved the adoption of the merger agreement between F.N.B. and Metro and the merger of Metro with and into F.N.B.; and the shareholders of F.N.B. had approved the issuance of F.N.B. common stock pursuant to such merger agreement. A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Additional Information about the Merger and Where to Find It:

In connection with the proposed merger between F.N.B. and Metro, F.N.B. has filed with the SEC a Registration Statement on Form S-4 (Registration No. 333-207334) which includes a Joint Proxy Statement of F.N.B. and Metro and a Prospectus of F.N.B., and other relevant documents concerning the proposed transaction.

SHAREHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

The Joint Proxy Statement/Prospectus and other relevant materials, and any other documents F.N.B. and Metro have filed with the SEC, may be obtained free of charge at the SEC’s Internet site, http://www.sec.gov. Copies of the documents F.N.B. has filed with the SEC may be obtained free of charge by contacting James G. Orie, Chief Legal Officer, F.N.B. Corporation, One F.N.B. Boulevard, Hermitage, PA 16148, telephone: (724) 983-3317; and copies of the documents Metro has filed with the SEC may be obtained free of charge by contacting Investor Relations (Sherry Richart), Metro Bancorp, Inc., 3801 Paxton Street, Harrisburg, PA 17111, telephone: (717) 412-6301.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Joint press release, dated January 14, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F.N.B. CORPORATION

By:	/s/ James G. Orie
James G. Orie, Chief Legal Officer

Date: January 15, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1	Joint press release, dated January 14, 2016